SCHEDULE 14C INFORMATION

           Information Statement Pursuant to Section 14(c) of the
                      Securities Exchange Act of 1934

                  We Are Not Asking You for a Proxy and
                You are Requested Not to Send Us a Proxy

                       Check the appropriate box:

                [ X ]  Preliminary Information Statement

            [  ] Confidential, for Use of the Commission Only
                    (as permitted by Rule 14c-5(d)(2))

                 [  ] Definitive Information Statement

---------------------------------------------------------------------------

                  ENERGY & ENGINE TECHNOLOGY CORPORATION

---------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)  Title of each class of securities to which transaction applies:

       Common Stock, par value $.001 per share

2)  Aggregate number of securities to which transaction applies:

       None (as of September 30, 2003)

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       NA

4)  Proposed maximum aggregate value of transaction:

       NA

5)  Total fee paid:

       NA





                                       1
                          TABLE OF CONTENTS

<CAPTION

                                                                 PAGE

NOTICE OF ANNUAL MEETING                                          3

INFORMATION CONCERNING VOTING                                     4

PROPOSALS YOU MAY VOTE ON                                         4

ITEM 1 - ELECTION OF DIRECTORS                                    4

      NOMINEES FOR BOARD OF DIRECTORS                             4

ITEM 2 - RATIFICATION OF AUDITORS                                 5

ITEM 3 - RATIFICATION OF PAST ACTIONS OF THE COMPANY'S BOARD      5

ITEM 4 - INCREASE IN AUTHORIZED CAPITAL STOCK                     5

SECURITY OWNERSHIP OF MANAGEMENT                                  7

EXECUTIVE COMPENSATION                                            8

      Summary Compensation Table                                  9

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS                        10

ANNUAL REPORT                                                    10

OTHER MATTERS                                                    10

SIGNATURES                                                       11


                    ENERGY & ENGINE TECHNOLOGY CORPORATION
                        -----------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                    We Are Not Asking You for a Proxy and
                  You are Requested Not to Send Us a Proxy
-----------------------------------------------------------------------------

                       To Be Held November 26, 2003

The Annual Meeting of the Shareholders of Energy & Engine Technology Corporation (the "Company") will be held on November 26, 2003 at 10:00 a.m., local time, at 5308 West Plano Parkway, Plano, TX 75093, for the following purposes:

A. To elect directors to serve for the ensuing year and until their successors are elected; and

B.  Ratification of Marcum & Kliegman, LLP as the Company's auditors for
2003; and

C.  Ratification of two acquisitions; and

D. Amendment to the Company's Articles of Incorporation to increase authorized shares to 200,000,000; and

E. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on September 30, 2003 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Only shareholders of record of the Company's Common Stock at the close of business September 30, 2003 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

The number of shares of Common Stock outstanding and entitled to vote at the Annual Shareholders' Meeting is 58,235,965 shares. The Company is not asking for a Proxy from any shareholder.

The enclosed Notice of Meeting provides you with detailed information about the meeting. In addition, you may obtain information about Energy & Engine Technology Corporation from documents filed by Energy & Engine Technology Corporation with the Securities and Exchange Commission, copies of which are available by contacting Energy & Engine Technology Corporation or accessing their website at www.eent.net. We encourage you to read this entire document carefully.

                                       By Order of the Board of Directors:

                                       /s/ Willard G. McAndrew, III

                                       Chairman and CEO
                                       November 6, 2003

                     Energy & Engine Technology Corporation
                            5308 West Plano Parkway
                              Plano, Texas 75093

              --------------------------------------------------------

                           NOTICE OF ANNUAL MEETING

              --------------------------------------------------------

                     WE ARE NOT ASKING YOU FOR A PROXY AND
                   YOU ARE REQUIESTED NOT TO SEND US A PROXY

                              November 6, 2003

                       INFORMATION CONCERNING VOTING
               -------------------------------------------------

General

The Company is not soliciting proxies; the Board has a sufficient number of votes committed to the election of the slate of directors and the confirmation of the independent auditors, in addition to the other matters presented to a vote as set forth herein. Therefore, it is not necessary that the Board solicit proxies from shareholders.

Voting Rights

The holders of record of Common Stock at the close of business on September 30, 2003 will be entitled to notice and to vote at the Annual Meeting. At the close of business on September 30, 2003, the Company had outstanding and entitled to vote 58,235,965 shares of Common Stock.

                                     PROPOSAL 1

                               ELECTION OF DIRECTORS

There are three nominees for the Board positions that are authorized pursuant to the Company's bylaws as of the date of the Annual Meeting. Each director to be elected will hold office until the next annual meeting of shareholders and until a successor is elected and has qualified, or until such director's earlier death or removal. Each nominee listed below is currently a director of the Company. The candidates receiving the highest number of affirmative votes of the shares entitled to be voted will be elected directors of the Company. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

The current Board of Directors recommends a vote in favor of each named nominee below:

      Willard G. McAndrew, III
      Roger N. Wurtele
      Robert G. Farris

Willard G. McAndrew, III - Since 1998, Mr. McAndrew had been the President and Manager of Millennium Fuels USA, LLC., an affiliate of Millennium Fuels Corporation. Mr. McAndrew had been the President and the Chairman of the

Board of Directors of Millennium Fuels Corporation since 2001. Millennium was a developer and producer of both fuels and alternative fuels, domiciled in Plano, Texas. From 1996 until 1998, he served as president and a director of McAndrew Management II, Inc., a developer and operator of oil and gas production projects located in Richardson, Texas. Mr. McAndrew devotes his time as required to the business of Registrant.

Roger Wurtele - Since 2001, Mr. Wurtele had served Vice President and a director of Registrant. Since 1998, he had also been the Manager and Principal Financial Officer of Millennium Fuels, USA, LLC. Millennium Fuels, USA, LLC was a developer of products in both the fuels and alternative fuels industries. From 1995 until 1998, Mr. Wurtele was the President and a director of Controllership Services, Inc., a provider of financial consulting services located in Shreveport, Louisiana. Mr. Wurtele holds a Bachelors Degree in Business Administration from the University of Nebraska and is admitted as a Certified Public Accountant in the states of Colorado and Louisiana. He devotes his time as required to the business of Registrant.

Robert Farris - Mr. Farris serves as a Director of EENT. After three years in the U.S. Army in Korea, Mr. Farris became the Safety Director for Valley Transit Company in 1955. In 1963, he became President, a position he holds to the present day. Mr. Farris has also served as Director for Texas State Bank, Harlingen, Texas, Texas Regional Bancshares, McAllen, Texas, National Bus Traffic Association, Texas Motor Transportation Association, Texas Tourist Council and Arxa International Energy Corporation. Mr. Farris' civic activities include Board of Trustees Marine Military Academy, President of Harlingen Chamber of Commerce, Harlingen Industrial foundation, Inc., Lower Rio Grande Valley Chamber of Commerce, Algodon Club, Crusade Chairman for the American Cancer Society, Vice President Rio Grande Council of Boy Scouts of America, Board Member for the First United Methodist Church of Harlingen and Member of Phi Gamma Delta. Mr. Farris has been recognized for his accomplishments by Who's Who in America and Who's Who in Finance and Industry.

                                  PROPOSAL 2

                    RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors has selected the firm of Marcum & Kliegman, LLP to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2003, and has directed that its selection of independent auditors be submitted for ratification by the stockholders at the Annual Meeting. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

Marcum & Kliegman, LLP served as the auditors for the Company for the 2002 fiscal year. Representatives of Marcum & Kliegman, LLP have been invited to attend and are expected to be available by telephone at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so, and to respond to appropriate questions.

The Board of Directors recommends that you vote FOR the approval and ratification of Marcum & Kliegman, LLP as independent auditors.

		                     PROPOSAL 3

           RATIFICATION OF PAST ACTIONS OF THE COMPANY'S BOARD

EENT has consummated two acquisitions, both previously approved by its Board of Directors. Although shareholder consent is not technically needed, EENT has asked its shareholders to ratify the two acquisitions.

On Friday, June 27, 2003, EENT, on behalf of Wind Dancer Aviation Services, Inc., its wholly owned subsidiary, acquired 49 airframe and engine STCs for Rajay turbo normalizing kits for various types of general aviation aircraft, including, but not limited to, Beechcraft, Piper, Cessna and Aero Commander. STCs (supplemental type certificates) are unique designs for aircraft parts, which are FAA approved. The owner of an STC has the exclusive right to manufacture a specific part for a particular aircraft type, which right provides expanded protection beyond that offered by a patent. The acquisition also includes general aviation aircraft parts and inventory for a total purchase price of $60,000. The seller is Kelly Aerospace Power Systems, Inc. of Montgomery, Alabama.

On October 17, 2003, Registrant, on behalf of, Wind Dancer Aviation Services, Inc. ("Wind Dancer"), a wholly owned subsidiary of Registrant, closed on the acquisition of certain turbocharger and Aero Commander STCs from RPM Management, LLC and Mr. RPM, LLC, both of Camano Island, Washington. STCs (supplemental type certificates) are unique designs for aircraft parts, which are FAA - approved. The owner of an STC has the exclusive right to manufacture a specific part for a particular aircraft type.

The acquisition also includes general aviation aircraft parts and inventory for a total purchase price of 900,000 shares of registrant's restricted Common Stock, which was negotiated by the parties in an arms length transaction.

The Board of Directors recommends that you vote FOR the approval and ratificiation of the matters set forth in this Proposal 3.

                               PROPOSAL 4

                  INCREASE IN AUTHORIZED CAPITAL STOCK

The Board of Directors of the Company today authorized an amendment to
Article IV of its Articles of Incorporation to allow for an increase in the capital stock of the Company. This amendment increases the total number of authorized shares from 100,000,000 to 200,000,000 with 180,000,000 shares being Common Stock, par value $.001 per share, and 20,000,000 shares being Preferred Stock, par value $.001 per share, with the preferred stock to have such rights and preferences as the Board of Directors shall determine.

The proposed amendment is as follows:

Increase in authorized shares.

Article IV - Stock

The aggregate number of shares which this corporation shall have the autority to issue is 200,000,000 shares, divided into two classes, 180,000,000 shares of Common Stock, par value $.001 per share and

20,000,000 shares of preferred stock of a par value of $.001 per share, with the preferred stock having such rights and preferences as the Board of Directors shall determine.

This new Article IV increases the authorized capital stock of the Company from $100,000 consisting of 100,000,000 shares of its Common Stock, par value $.001 per share, to $200,000, divided into two classes, consisting of 180,000,000 shares of its Common Stock, par value $.001 per share and 20,000,000 shares of its preferred stock, par value $.001 per share, with the preferred stock having such rights and preferences as the Board of Directors shall determine. No other changes were made to Article IV.

The Baord of Directors believes that this amendment will provide us with greater flexibility by increasing authorized capital to allow issuance of an additional 80,000,000 shares of Common Stock, and to issue up to 20,000,000 shares of preferred stock, though there are no current arrangement by the Company that would result in the issuance of the additional authorized shares.

                            DISSENTERS' RIGHTS

There are no dissenters' rights applicable to the amendments to the matters set forth to the vote set forth herein.

  AMENDMENT TO THE ARTICLES OF INCORPORATION AND VOTE REQUIRED FOR APPROVAL

Under Section 78.390 of the Nevada Revised Statutes, an amendment to the Articles of Incorporation may be enacted by the Board passing a resolution to the effect and then submitting the resolution to a vote of the shareholders of the Corporation, which may pass the resolution upon a majority vote of the shares entitled to vote thereon as of a set record date.

            POTENTIAL ANTI-TAKEOVER EFFECT OF CERTAIN PROVISIONS

Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. By increasing the number of shares available to authorize and issue, the Company has caused a potential anti takeover effect by creating potential dilution to the number of outstanding shares. Such dilution will cause a party attempting a takeover to be required to buy more shares of the Company stock and to expend additional resources to accomplish such a measure.

          INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, if the proposed amendments to our Articles of Incorporation, which is not shared by all other stockholders.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of September 30, 2003 the total number of shares owned beneficially by each of Registrant's directors, officers and key employees, individually and as a group, and the present owners of 5% or more of total outstanding shares. The stockholders listed below have direct ownership of their shares and possess sole voting and dispositive power with respect to the shares. Applicable percentages are based on 58,235,965 shares outstanding on September 30, 2003.


--------------------------------------------------------------------
Title of Class  Name and Address           Amount and
                of Beneficial              Nature of      Percent
                Owner                      Beneficial     of Class
                                           Ownership
--------------------------------------------------------------------

Common Stock    Willard G. McAndrew III    8,027,604 (D)    13.78%
                5308 W. Plano Parkway
                Plano, Texas 75093

Common Stock    Roger N. Wurtele           7,439,604 (D)    12.77%
                5308 W. Plano Parkway
                Plano, Texas 75093


Common Stock    Jolie G. Kahn              6,292,365 (D)     10.80%
                5308 W. Plano Parkway
                Plano, Texas 75093

Common Stock    Tylor Hall                   270,000 (D)     0.46%
                5308 W. Plano Parkway
                Plano, Texas 75093
------------------------------
All Officers and Directors as              22,029,573 (D)    37.83%
a Group

Common Stock    Kevin W. Smyth             11,408,191 (D)    19.59%


*(D) = Direct Beneficial Ownership

                             EXECUTIVE COMPENSATION

As of December 31, 2002, the CEO and CFO had each been compensated $70,000 and 2,000,000 shares of restricted stock for their services and the General Counsel was compensated $60,000 and 1,000,000 shares of restricted stock.










                                  8

                                 SUMMARY COMPENSATION TABLE

                              ANNUAL COMPENSATION                      LONG TERM COMPENSATION
                         -----------------------------------  ------------------------------------------

                                                                      Awards               Payouts


Name and                                        Other         Restricted     Securities
principal                                       annual           Stock       underlying                    All other
position      Year       Salary      Bonus      compensation    Awards       Options/SARs  LTIP Payouts   compensation
----------------------------------------------------------------------------------------------------------------------
CEO
Willard G.    2002       $ 180,000                             $  80,000
McAndrew

CFO
Roger         2002       $ 180,000                             $  80,000
Wurtele

General
Counsel
Jolie         2002       $ 180,000                             $  40,000
Kahn

V.P.
Sales
Mark          2002                                $   60,000   $  14,000
Whittaker

President
Wind
Dancer
Tylor         2002       $   5,000                             $       0
Hall


On January 10, 2002 registrant's Board of Directors adopted Registrant's
2002 Consulting Services Plan (the Consulting Plan) in order to advance the interests of the Corporation by rewarding, encouraging and enabling the acquisition of larger personal proprietary interests in the Corporation by employees, directors and former directors of, and contractors and consultants to, the Corporation, and its Subsidiaries who have: 1) served without salaries or other compensation; and 2) assisted the Corporation with support services for its business development. The Consulting Plan provides for an aggregate of 1,000,000 shares of the registrant's $.001 par value common stock, that may be awarded from time to time at the sole discretion of the Board of Directors. All shares had been issued under the Plan as of the date of the filing of this Annual Report. The Consulting Plan was filed as an

                                    9

Exhibit to Registrant's Form 8K, filed with the U.S. Securities and Exchange Commission on January 18, 2002.

On December 20, 2002 registrant's Board of Directors adopted Registrant's 2002 - 2003 Consulting Services Plan (the Consulting Plan) in order to advance the interests of the Corporation by rewarding, encouraging and enabling the acquisition of larger personal proprietary interests in the Corporation by employees, directors and former directors of, and contractors and consultant to, the Corporation, and its Subsidiaries who have: 1) served without salaries or other compensation; and 2) assisted the Corporation with support services for its business development. The Consulting Plan provides for an aggregate of 1,000,000 shares of the registrant's $.001 par value common stock, that may be awarded from time to time at the sole discretion of the Board of Directors. The Consulting Plan was filed as an Exhibit to Registrant's Form 8K, filed with the U.S. Securities and Exchange Commission on December 4, 2002. Approximately 190,000 shares had been issued under this Plan as of the date of filing the Company's 2002 Annual Report.

Stock Option Grants in the Past Fiscal Year

We have not entered issued any grants of stock options in the past fiscal year.

Employment Agreements

We have not yet entered into employment agreements with certain of our key executives but plan to do so in the near future.

             MULTIPLE SHAREHOLDERS SHARING THE SAME ADDRESS

Recent changes in the regulations regarding the delivery of copies of information materials and annual reports to shareholders permit the Company to send one annual report and information statement to multiple shareholders who share the same address under certain circumstances, unless otherwise requested. This practice is known as "householding". If a shareholder sharing an address who now receives only one copy of the Company's annual report and information statement per household wishes to receive separate copies of these materials, then the shareholder should contact Energy & Engine Technology Corporation at 5308 West Plano Parkway, Plano Texas 75093. If a shareholder of record sharing an address who currently receives multiple copies of the Company's annual report and information statement wishes to receive only one copy of these materials per household in the future, then the shareholder should also contact the Company by mail as instructed above.

                               ANNUAL REPORT

The Company elects to submit a copy of its Form 10K-SB, filed with the Commission on April 15, 2003 to the shareholders in lieu of an Annual Report. The Form 10K-SB is included with this information in the package to be delivered to all shareholders. No portion of the Annual Report is incorporated herein or is to be considered as part of this information statement.

                              OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the Directors to

                                     10

recommend to the shareholders present to vote on such matters in accordance with their best judgment.

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2003           ENERGY & ENGINE TECHNOLOGY CORPORATION



                                 By: /s/ Willard G. McAndrew, III
                                 Name:  Willard G. McAndrew, III
                                 Title:  CEO and President










































                                          11